UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 2010

AMERICAN LORAIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification no.)

Beihuan Road
Junan County
Shandong, China 276600
(Address of Principal Executive Offices)
(Zip Code)

(86) 539-7318818
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02	Results of Operations and Financial Condition

     A press release regarding second quarter 2010 financial results was issued by the Company on August 10, 2010, a copy of which is filed as an exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of American Lorain Corporation., dated August 10, 2010, regarding financial results for the second quarter of 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2010

AMERICAN LORAIN CORPORATION

By: /s/ Si Chen
Name: Si Chen
Title: Chief Executive Officer